SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series VII Fidelity Commonwealth Trust Fidelity Commonwealth Trust II Fidelity Covington Trust Fidelity Select Portfolios Variable Insurance Products Fund IV
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)	Proposed maximum aggregate value of transaction:
(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

FORM OF

D.F. King & Co., Inc.

Telephone Script

Fidelity Investments

Introduction

Hello, I’m calling on behalf of Fidelity Investments. My name is ___________ and I’m calling from D.F. King & Co., Inc. May I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Mr./Ms. ___________, this conversation will be recorded. D.F. King & Co., Inc. has been retained by Fidelity Investments to help solicit and record shareholder votes with regards to the special shareholders’ meeting of [NAME OF FUND] scheduled for [shareholder meeting date]. Have you received the proxy statement regarding the meeting? [If the shareholder meeting has been adjourned: The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder participation.]

IF NO – Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES - The fund’s Board of Trustees is asking you to consider [#] proposal[s] which they have studied carefully and they recommend that you vote in favor of proposal[s] [#] [and against proposal[s] [#]]. For your convenience I can record your vote over the telephone. Otherwise you can cast your vote by mail, internet, or touch-tone telephone if you still have your paper proxy card. If you received your proxy material electronically you can vote via internet or touch-tone telephone as indicated in the email you received. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?

If shareholder asks how to vote via the internet, the website is located on the shareholder’s paper proxy card or in the email he/she received that contained the proxy material; the shareholder will need the control number from his/her proxy card or email in order to vote.

If shareholder asks how to vote via touch-tone telephone, the telephone number is located on the shareholder’s paper proxy card or in the email he/she received that contained the proxy material- he/she will need the control number from his/her proxy card or email in order to vote.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Most questions can be addressed by referring to the Q&A that accompanied the proxy statement or, if more detail is required, and by reading the appropriate sections in the proxy statement (including, with respect to any shareholder proposal, the “Statement of Opposition” that follows the proposal).

Here is how we will proceed. The call will be recorded. I will ask you for two pieces of information for verification: your name and your address. Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your vote, which will tell you how to make any changes, if you wish to do so. Do you feel comfortable with this process?

IF NO – Do you have any questions that I may answer about this proxy for you?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Most questions can be addressed by referring to the Q&A that accompanied the proxy statement or, if more detail is required, by reading the appropriate sections in the proxy statement (including, with respect to any shareholder proposal, the “Statement of Opposition” that follows the proposal).

Your vote is very important. At your earliest convenience please vote your shares. If you received your proxy material in the mail you can vote by completing and mailing in the proxy card or by following the instructions on the card regarding how to vote by internet or touch-tone telephone. If you received your proxy material electronically the information you need to vote by internet or telephone can be found in the email you received.
The shareholder meeting cannot be held until enough shareholders have participated. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

Begin the Vote

First, I’ll reintroduce myself. My name is __________, calling on behalf of Fidelity Investments from D.F. King & Co., Inc.. Today’s date is __________ and the time is __________.

May I please have your full name? [If shareholder is an entity: May I please have your title? Can you confirm that you are authorized to direct the voting of these [insert name of fund] shares?]
May I please have your address?

Have you received the proxy materials?

Actual Voting

The fund’s Board of Trustees is asking you to consider [#] proposal[s] which they have studied carefully. They recommend that you vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Would you like to vote as recommended by the Board?

If you are required to read the proposal individually, end each proposal by saying, “Your Board recommends that you vote [in favor / against] the proposal. How would you like to vote?” For most proposals, the valid responses are

F = For proposal.

A = Against proposal.

B = Abstain.

For Director/Trustee voting, the only valid responses are:

F = For at least one or more of the nominees.

W = Withhold authority for all nominees.

Closing

I have recorded your vote[s]. You have voted __________ [insert summary of proposal voting]. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

FORM OF

D.F. King & Co., Inc.

Telephone Script

for eDelivery Recipients

Fidelity Investments

Introduction

Hello, I’m calling on behalf of Fidelity Investments.  My name is ___________ and I’m calling from D.F. King & Co., Inc. May I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Mr./Ms. ___________, this conversation will be recorded. D.F. King & Co., Inc. has been retained by Fidelity Investments to help solicit and record shareholder votes with regards to the special shareholders’ meeting of [NAME OF FUND] scheduled for [shareholder meeting date]. Have you received the email regarding the meeting? [If the shareholder meeting has been adjourned: The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder participation.]

IF NO – Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES - The fund’s Board of Trustees is asking you to consider [#] proposal[s] which they have studied carefully and they recommend that you vote in favor of proposal[s] [#] [and against proposal[s] [#]]. For your convenience I can record your vote over the telephone. Otherwise since you received your proxy material electronically you can vote via internet or touch-tone telephone as indicated in the email you received. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?

If shareholder asks how to vote via the internet the website (or link to vote) is located in the email he/she received that contained the proxy material; the shareholder will need the control number from his/her email in order to vote.

If shareholder asks how to vote via touch-tone telephone, the telephone number is located in the email he/she received that contained the proxy material- he/she will need the control number from his/her email in order to vote.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Most questions can be addressed by referring to the Q&A that accompanied the proxy statement or, if more detail is required, and by reading the appropriate sections in the proxy statement (including, with respect to any shareholder proposal, the “Statement of Opposition” that follows the proposal).

Here is how we will proceed. The call will be recorded. I will ask you for two pieces of information for verification: your name and your address. Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your vote, which will tell you how to make any changes, if you wish to do so. Do you feel comfortable with this process?

IF NO – Do you have any questions that I may answer about this proxy for you?

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of proposal[s] [#] [and against proposal[s] [#]].Most questions can be addressed by referring to the Q&A that accompanied the proxy statement or, if more detail is required, by reading the appropriate sections in the proxy statement (including, with respect to any shareholder proposal, the “Statement of Opposition” that follows the proposal).

Your vote is very important. At your earliest convenience please vote your shares. Since you received your proxy material electronically the information you need to vote by internet or telephone can be found in the email you received. The shareholder meeting cannot be held until enough shareholders have participated. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

Begin the Vote

First, I’ll reintroduce myself. My name is __________, calling on behalf of Fidelity Investments from D.F. King & Co., Inc. Today’s date is __________ and the time is __________.

May I please have your full name? [If shareholder is an entity: May I please have your title? Can you confirm that you are authorized to direct the voting of these [insert name of fund] shares?]
May I please have your address?

Have you received the proxy materials?

Actual Voting

The fund’s Board of Trustees is asking you to consider [#] proposal[s] which they have studied carefully. They recommend that you vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Would you like to vote as recommended by the Board?

If you are required to read the proposal individually, end each proposal by saying, “Your Board recommends that you vote [in favor / against] the proposal. How would you like to vote?” For most proposals, the valid responses are

F = For proposal.

A = Against proposal.

B = Abstain.

For Director/Trustee voting, the only valid responses are:

F = For at least one or more of the nominees.

W = Withhold authority for all nominees.

Closing

I have recorded your vote[s]. You have voted __________ [insert summary of proposal voting]. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

Fidelity Investments

Answering Machine Message

Hello. This is ______________ calling on behalf of Fidelity Investments from D.F. King & Co., Inc. regarding your investment in [fund name] and the special shareholder meeting scheduled for [shareholder meeting date]. Your vote is very important. At your earliest convenience please vote your shares. If you received your proxy material in the mail you can vote by completing and returning the proxy card or by following the instructions on the card regarding how to vote by internet or touch-tone telephone. If you have any questions, require assistance, or would like to vote over the phone, please call D.F. King, which is assisting the fund, at 1-800-848-3155.

Form of Vote Confirmation Letter

    (D.F. KING letterhead appears here)

TELEPROXYt CONFIRMATION NOTICE

This notice is a confirmation of the proxy vote cast via the telephone for the mutual fund listed below.

[Shareholder name and address appears here (left)]

[Trust Name: Fund Name]

Special Meeting of Shareholders – [Shareholder Meeting Date]

Telephonic Voting Confirmation: You have received this document in order to confirm the telephonic voting instructions (“TeleProxyTM”) received and recorded by D.F. King, An ASTOne Company in conjunction with your investment in the mutual fund referenced above. By electing to vote over the phone, you have authorized D.F. King, An ASTOne Company Inc. to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment thereof, in the manner set forth below. This notice is for your records.

PROPOSAL[S]

YOUR VOTE[S]

[Proposal Number] [Proposal Title]

[Vote]

[All Proposals being voted by the shareholder are listed]

[Vote appears here]

FOR INFORMATION PURPOSES ONLY - NO NEED TO RESPOND

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact D.F. King, An ASTOne Company at 1-800-848-3155 Monday through Friday between the hours of 10:00 am to 8:00 pm EST.

[Letter Code]